UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2014

Federal-Mogul Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34029	20-8350090
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26555 Northwestern Highway, Southfield, Michigan		48033
(Address of principal executive offices)		(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Separation Agreement

Effective as of February 4, 2014, the Board of Directors of Federal-Mogul Corporation (the “Company”) accepted the resignation of Kevin P. Freeland as the Co-Chief Executive Officer of the Company and Chief Executive Officer, Vehicle Components Segment, effectively immediately.

On February 4, 2014, the Company and Mr. Freeland entered into a Separation Agreement that supersedes the terms of Mr. Freeland’s employment agreement with the Company and provides the terms of his resignation. Under the Separation Agreement, subject to Mr. Freeland’s non-revocation of a release of claims, Mr. Freeland is entitled to (i) a single payment of $5,000, less applicable withholding to be paid within two business days, (ii) $5,000 to be paid within 30 days and (iii) an hourly transition services fee of $800 per-hour (the “Transition Payment”), which shall be paid monthly with respect to transition services performed through June 1, 2014 up to a maximum of 80 hours. The Separation Agreement contains customary restrictive covenants, including one year non-competition and non-solicitation periods. This description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Appointment of Co-Chief Executive Officer and Chief Executive Officer, Vehicle Components Segment

On February 5, 2014, the Board of Directors of the Company appointed Daniel A. Ninivaggi as the Co-Chief Executive Officer of the Company and Chief Executive Officer of the Vehicle Components Group, effective immediately. Mr. Ninivaggi also shall continue to serve as a director of the Company.

Mr. Ninivaggi, age 48, has served as a director of the Company since March 2010. He previously served as President of Icahn Enterprises L.P. and its general partner, Icahn Enterprises GP, from April 2010 until February 2014, and as its Chief Executive Officer from August 2010 until February 2014. He continues to serve as a director of Icahn Enterprises L.P. since March 2012. Icahn Enterprises is a diversified holding company engaged in a variety of businesses, including investment, automotive, energy, gaming, railcar, food packaging, metals, real estate and home fashion. From 2003 until July 2009, Mr. Ninivaggi served in a variety of executive positions at Lear Corporation, a global supplier of automotive seating and electrical power management systems and components, including as General Counsel from 2003 to 2007, as Senior Vice President from 2004 until 2006, and most recently as Executive Vice President and Chief Administrative Officer from 2006 to 2009. Lear Corporation filed for bankruptcy in July 2009 and emerged in November 2009. Prior to joining Lear Corporation, from 1998 to 2003, Mr. Ninivaggi was a partner with the law firm of Winston & Strawn LLP, specializing in corporate finance, mergers and acquisitions, and corporate governance. Mr. Ninivaggi also served as Of Counsel to Winston & Strawn LLP from July 2009 to March 2010.

Mr. Ninivaggi has been a director of CVR Refining GP, LLC, the general partner of CVR Refining, LP, an independent downstream energy limited partnership, since January 2013. From January 2011 to May 2012, Mr. Ninivaggi served as the Interim President and Interim Chief Executive Officer, and since January 2011, he has served as a director, of Tropicana Entertainment Inc., a company that is primarily engaged in the business of owning and operating casinos and resorts. Mr. Ninivaggi was previously a director of: American Railcar Industries, Inc., a railcar manufacturing company, from June 2013 to February 2014; CVR Energy, Inc., a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries, from May 2012 to February 2014; CVR GP, LLC, the general partner of CVR Partners LP, a nitrogen fertilizer company, from May 2012 to February 2014;

PSC Metals Inc., a metal recycling company, from April 2012 to February 2014; WestPoint Home LLC, a home textiles manufacturer, from February 2012 to February 2014; Viskase Companies, Inc., a meat casing company, from June 2011 to February 2014; XO Holdings, a competitive provider of telecom services, from August 2010 to February 2014; Motorola Mobility Holdings, Inc., a provider of mobile communication devices, video and data delivery solutions, from December 2010 to May 2012; and CIT Group Inc., a bank holding company, from December 2009 to May 2011. Icahn Enterprises, American Railcar Industries, CVR Refining, CVR Energy, CVR Partners, PSC Metals, WestPoint Home, Viskase Companies, XO Holdings, Tropicana Entertainment and the Company are each indirectly controlled by Carl C. Icahn. Mr. Icahn previously had interests in Lear, Motorola Mobility and CIT Group through the ownership of securities. Mr. Ninivaggi received a B.A. in History from Columbia University in 1986, a Masters of Business Administration from the University of Chicago in 1988 and a J.D. from Stanford Law School in 1991.

Except as described herein, there are no arrangements or understandings between Mr. Ninivaggi and any other persons pursuant to which he was appointed as the Co-Chief Executive Officer of the Company and Chief Executive Officer, Vehicle Components Segment. There are no family relationships between Mr. Ninivaggi and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Mr. Ninivaggi, pursuant to Item 404(a) of Regulation S-K.

A press release announcing Mr. Ninivaggi’s appointment is filed as Exhibit 99.1 and incorporated by reference herein.

Employment Agreement

On February 5, 2014, the Company entered into an Employment Agreement with Mr. Ninivaggi. The Employment Agreement provides for cash compensation at the rate of $98,000 payable every two weeks. The term of the Employment Agreement will continue until terminated in accordance with its terms. If, Mr. Ninivaggi’s employment is terminated by the Company without “cause” (as defined in the Employment Agreement) with less than 90 days prior notice, the Company shall continue to pay Mr. Ninivaggi cash compensation at the rate of $98,000 per two week period from the date such notice is given through the 90th day following such date. Mr. Ninivaggi has also agreed to a non-solicitation provision during the term of his employment and for one year thereafter and a non-competition provision that applies under limited circumstances for a period of 180 days from the last day of his employment.

This description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description

10.1	Separation Agreement between the Company and Kevin P. Freeland, dated February 4, 2014

10.2	Employment Agreement between the Company and Daniel A. Ninivaggi, dated February 5, 2014

99.1	Press release issued February 6, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Federal-Mogul Corporation (Registrant)

/s/ Brett D. Pynnonen
Date: February 10, 2014	By:	Brett D. Pynnonen
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Separation Agreement between the Company and Kevin P. Freeland, dated February 4, 2014

10.2	Employment Agreement between the Company and Daniel A. Ninivaggi, dated February 5, 2014

99.1	Press release issued February 6, 2014

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